UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
October 18, 2018 (October 17, 2018)
Date of Report (Date of earliest event reported)
Telaria, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35982	20-5480343
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Broadway, 16th Floor
New York, New York	10038
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (646) 723-5300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
 On October 17, 2018, the Company appointed Doug Knopper to its Board, effective immediately, as a Class II director. The Company has not yet determined whether Mr. Knopper will join any committee of the Board.
Doug Knopper, age 57, is the Co-Founder of FreeWheel Media, Inc. and served as its Co-Chief Executive Officer from February 2007 to September 2017. FreeWheel, which was acquired by Comcast in 2014, provides a technology platform for the management and monetization of digital television advertising. Prior to founding Freewheel, Mr. Knopper served as the Chief Executive Officer of BitPass Inc. from 2005 to 2007 and as Senior Vice President/General Manager of DoubleClick Inc. from 2000 to 2005. Mr. Knopper received a B.A. from the University of Michigan and an M.B.A from Georgetown University.
 In connection with his appointment, Mr. Knopper was granted restricted stock units representing 84,756 shares of the Company’s common stock under the terms and conditions of the Company’s 2013 Equity Incentive Plan.  16,028 of these restricted stock units will vest in full on the date of the Company’s 2019 annual meeting of stockholders provided Mr. Knopper continues to serve on the Board as of such date, and 68,728 of these restricted stock units will vest in full on the first anniversary of the date of grant provided Mr. Knopper continues to serve on the Board as of such date.  These restricted stock units were granted pursuant to the Company’s non-employee director compensation policy, which was previously filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.17 to the Company’s Registration Statement on Form S-1, declared effective by the SEC on June 26, 2013.
 In addition, Mr. Knopper will be entitled to receive all applicable cash compensation described in the Company’s non-employee director compensation policy during his service as a director. The Company also intends to enter into its standard form of indemnification agreement with Mr. Knopper, the form of which was previously filed with the SEC as Exhibit 10.18 to Company’s Registration Statement on Form S-1, declared effective by the SEC on June 26, 2013.

SIGNATURE
Pursuant to the requirements of the Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TELARIA, INC.

Dated:	October 18, 2018	By:	/s/ Aaron Saltz
Aaron Saltz
General Counsel